Q2 2013 Industry & MHH Overview CONFIDENTIAL Exhibit 99.1

Copyright ©2010 Mastech, Inc. All Rights Reserved.  mastech.com 2
Safe Harbor...
Certain statements contained in this presentation are forward-looking statements based on management’s expectations, estimates, projections and assumptions.
Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,”
“estimates” and variations of these words and similar expressions are intended to identify forward-looking statements, which include but are not limited to projections of revenues, earnings,  and cash flow.  These statements are based on information currently available to the Company and it assumes no obligation to update the forward-looking statements as circumstances change.  These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors, including, without limitation, the level of market demand for its services, the highly competitive market for the types of services offered by the company, the impact of competitive factors on profit margins, market conditions that could cause the Company’s customers to reduce their spending for its services, and the company’s ability to create, acquire and build new lines of business, to attract and retain qualified personnel, reduce costs and conserve cash, and other risks that are described in more detail in the company’s filings with the Securities and Exchange Commission including its Form 10-K for the year ended December 31, 2012.

3
Mastech: A National Staffing Business
e-Business Solutions; Service Oriented Architecture & Web Services
Business Intelligence & Data Warehousing
ERP / CRM Implementation
Surgical Nursing & Physical / Occupational Therapy
700
full-time IT Consultants  in the USA
100
FTE Healthcare
Professionals
200 Staff Employees (Sales / Recruitment / Support / Management)
70% of Staff India-Based
Service Offerings
Employees/
Consultants
26 years of Staffing Industry Experience (former iGATE Corporation subsidiary)
Spun-off from iGATE in October 2008;  certified MBE
Trade on NYSE / MKT: “MHH”
Only Public IT Staffing Company with “Centralized “
Business Model
History
National provider of Information Technology and Specialized
Healthcare Staffing Services
100% of Revenues are derived from Staffing Services
Business
Description
Integrity, Accountability,
Quality,
Dignity & Respect
Core Values

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Pittsburgh stocks 2012
Mastech Holdings Inc.
+81.65%
Dec. 31, 2012: $5.05
Dec. 30, 2011: $2.78

Mastech Holdings, Inc. (MHH) - NYSE MKT
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Jun 3, 2013: MHH 6.97
8.50
8.00
7.50
7.00
6.50
6.00
5.50
5.00
2013
Feb
Mar
Apr
May
Jun

MHH – Shareholder Performance MHH 2013 YTD: • 40% Increase To-Date • 12 Month Trailing P/E = 9.80 Pittsburgh Business Times, Largest Public Companies Jan 2013 Finance.Yahoo.com / MHH – June 4, 2013

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IT Employment Index | April 2013
4,424,200
up 10,800 (up 0.24%) from March 2013
up 214,600 (up 5.10%) from April 2012
TechServe ALLIANCE
4,450,000
4,400,000
4,350,000
4,300,000
4,250,000
4,200,000
4,150,000
4,100,000
4,050,000
4,000,000
3,950,000
Apr 11
Jun 11
Aug 11
Oct 11
Dec 11
Feb 12
Apr 12
Jun 12
Aug 12
Oct 12
Dec 12
Feb 13
Apr 13
Source: TechServe Alliance | 703.838.2050 | www.techservealliance.org

IT Employment Hits Another All-time High in April!
•
215K IT jobs created in the US in the past 12 months; 350K in the past 24 months
•
5.1% Y-O-Y Growth... 3X the Growth rate of the general workforce
•
17
th
consecutive month of growth;  former all time high eclipsed in Q1 2012

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STAFFING INDUSTRY ANALYSTS

IT staffing: y/y growth, actual & projected

15%
10%
8%
8%
2011 (E)
2012 (E)
2013 (P)
2014 (P)

IT Staffing Industry Forecasted to Grow 8%

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STAFFING INDUSTRY ANALYSTS

Healthcare staffing: y/y growth, actual & projected

11%
8%
9%
8%
2011 (E)
2012 (E)
2013 (P)
2014 (P)

H/C Staffing Industry Forecasted to Grow 9%

IT and Healthcare Markets are Growing & Expected to Continue to Grow….

Bottom Line....with USA GDP Forecasted @ 2%.... And Q1-2013 at 2.4%....

Two IT Staffing Industry Business Models...
• Geographic
decentralized control & leadership;
relationship sales model
• Gross Margin:        24-30%
• S, G & A
(expenses)
:  20-25%
• Operating Margins:   4-8%
Branch
Services
Model
• Customers drive Geography;  majority of
the organization centralized;
Low Cost
Location opportunity;
• Gross Margin:         18-21%
• S, G & A
(expenses)
:   13-17%
• Operating Margins:    4-8%
Centralized
Model
“prove it & move it”; ;
Value Pricing

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Trends in VMS use

42%
8%
35%
14%
47%
25%
56%
34%
71%
55%
75%
65%
80%
73%
75%
63%
73%
60%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Core Buyers
All Buyers

Core buyers' use of VMS

Industry	In use	Plans	No plans
Finance/insurance	88%	8%	4%
Tech/telecom	75%	21%	4%
Energy/chemical	58%	33%	8%
Number of employees			
1,000-9,999	54%	35%	12%
10,000-29,999	79%	21%	0%
30,000-99,999	80%	17%	3%
100,000 or more	79%	17%	4%
Department			
HR	81%	16%	3%
Procurement	69%	27%	3%
Number of suppliers			
Up to 10 suppliers	37%	42%	21%
11-30 suppliers	83%	17%	0%
More than 30 suppliers	80%	18%	3%
CW spend			
Up to $29.9m	46%	38%	15%
$30m-$99.9m	79%	17%	4%
$100m-$199.9m	68%	32%	0%
$200m or more	75%	19%	6%
All buyers	**73%**	**22%**	**5%**

STAFFING INDUSTRY ANALYSTS | 2012 Contingent Buyers Survey: VMS and MSP trends – September 12, 2012

Professional Procurement Services Enter the Fray...
VMS
(vendor management system)
•
9 yr penetration–All Buyers:       8% to 60%
• 9 yr penetration- Core
Buyers:
42% to 73%
• Technology
/ Telecomm Industry:   75%
in use;
21% planned use   (96%)
•
All Large Scale (Fortune 1000):         75% or more
in Use and nearly all planned use.

Bottom Line... Professional Procurement Processes &
Tools have changed The Staffing Industry...
•
Create Transparency & Level the Playing Field...
•
Comparisons become easier
•
Price & Delivery Matters
•
Relationships less important
•
Exert Pressure on Gross Margins
•
Low Cost Players will be advantaged
•
Forces Thinking to Move from Gross Margin to Operating Profit
•
MHH Loves ‘em...and the Branch Guys Don’t...
•
MHH
Operating Profit Increase.... Driven by Top Line Growth and Leverage
on the Cost Structure
•
2012 over 2011:  89%;   2011 over 2010:  75%
•
Here to Stay ...
•
Argue Penetration Levels & Timing

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Revenue & Earnings / Share
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
Revenue ($ millions)
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
2010
2011
2012
Revenue
EPS

Revenue & Consultants on Billing
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
Revenue ($ Millions)
700
600
500
400
300
200
100
0
2010
2011
2012
Revenue
COB

MHH exceeds market growth rates 2010-2012
Strong Balance Sheet / Access to Capital
Returned $9.2 million to Shareholders in 2012
Q1-2012: Dutch Auction Tender Offer within Share Buyback Program Limits
Q4-2012: $2 / Share Special Dividend
Revenue – 19% CAGR
EPS – 89% CAGR
Consultants On Billing –
18% CAGR

Industry Trends
& Outlook
What Differentiates
Mastech
MHH: A Catalyst for Future Growth
Centralized Business Model; Scalable
Cost Structure;  Low- Cost
Recruitment Engine
Strong Brand Recognition with both
U.S. Citizens and H1 B Visa
Professionals
Established Client- Base of High-
Volume Consumers of Staffing
Services
Favorable Pricing / Value Proposition
for Clients
Motivated and Capable Management
Team
-
U.S. Job Market Recovery Positive for
Industry
Fundamental Shift Towards Greater
Utilization of Staffing Services
Large Consumers of Staffing Services
Employing VMS / MSP Model
Client Focus more about Consultant
Quality, Speed to Market and Value
Pricing

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IT and Healthcare Markets are Growing & Expected to Continue to Grow....

Staffing Industry Changes Favor MHH's Low Cost Business Model

Bottom Line....Macro Growing; Staffing Industry Changes Favor Centralized Model; MHH Performing

MHH Goals (not Guidance) • Organically Grow Revenues at +1.5X Industry Average.

MHH Goals (not Guidance) • Organically Grow Revenues at +1.5X Industry Average. • Maintain Gross Margins @ 19%.

MHH Goals (not Guidance) • Organically Grow Revenues at +1.5X Industry Average. • Maintain Gross Margins @ 19%. • Drive Operating Expenses to 13-14% of Revenue.

MHH Goals (not Guidance)
•
Organically Grow Revenues at +1.5X Industry Average.
•
Maintain Gross Margins @ 19%.
•
Drive Operating Expenses to 13-14% of Revenue..
•
Deliver Operating Margins of 6%+ of Revenue.

MHH Goals (not Guidance)
•
Organically Grow Revenues at +1.5X Industry Average.
•
Maintain Gross Margins @ 19%.
•
Drive Operating Expenses to 13-14% of Revenue.
•
Deliver Operating Margins of +6% of Revenue.
•
Continue to Return Capital to our Shareholders.

Q2 2013 Industry & MHH Overview CONFIDENTIAL

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IT Growth Update – April 1, 2013

STAFFING INDUSTRY ANALYSTS

Trends in public companies' IT staffing revenue growth

- Adecco reported accelerating year-over-year revenue growth in 2H12 in its North American IT staffing business, with revenue up 6% y/y in 3Q12, and up 12% in 4Q12.

- Analysts International experienced an 8% y/y decline in its total revenue in 3Q12, and a 6% y/y decline in 4Q12. Management cited perm conversions and voluntary attrition of scarce consultants as contributors to the y/y decline.

- Calian Technologies reported a 4% year-over-year increase in its Business and Technologies Services revenue in 3Q12, and a 1% decline in 4Q12. With the Canadian government as its primary customer, Calian has cited spending cuts as a significant headwind.

- CDI Corp reported year-over-year growth of 3% in its Hi-Tech Professional Staffing Services revenue in both 3Q12 and 4Q12. Sequentially, revenue was down 6% in 3Q12, and down 4% in 4Q12.

- Computer task Group reported an annual decline of 2% in its total staffing revenue in 3Q12, and growth of 3% in 4Q12. Sequentially, total staffing revenue was down 1% in 3Q12 and up 1% in 4Q12.

x$1,000, except %	4Q11	1Q12	2Q12	3Q12	4Q12
Adecco -					
N. American IT Revenue	**n/a**	**n/a**	**n/a**	**n/a**	**n/a**
y/y	*n/a*	*0%*	*2%*	*6%*	*12%*
Analysts International Corp. -					
Total Revenue[1]	**27,095**	**26,723**	**27,079**	**26,519**	**25,469**
y/y	*7%*	*2%*	*1%*	*-8%*	*-6%*
sequential	*-6%*	*-1%*	*1%*	*-2%*	*-4%*
Gr. Margin	*24.8%*	*23.9%*	*23.1%*	*21.0%*	*21.7%*
Calian Technologies -					
Business/Tech. Services Revenue[2]	**40,396**	**45,495**	**42,360**	**40,162**	**39,954**
y/y	*6%*	*4%*	*5%*	*4%*	*-1%*
sequential	*5%*	*13%*	*-7%*	*-5%*	*-1%*
CDI Corp. -					
PSS- Hi-Tech Revenue[3]	**$66,648**	**$74,307**	**$76,426**	**$72,136**	**$68,970**
y/y	*n/a*	*5%*	*5%*	*3%*	*3%*
sequential	*n/a*	*n/a*	*3%*	*-6%*	*-4%*
Computer Task Group Inc. -					
Total Staffing Revenue[4]	**60,552**	**62,167**	**62,405**	**61,722**	**62,597**
y/y	*8%*	*0%*	*1%*	*-2%*	*3%*
sequential	*-3%*	*3%*	*0%*	*-1%*	*1%*

1. Revenue includes Managed Teams and Project-Based Solutions.
2. Revenue in Canadian Dollars. Includes revenue from healthcare and other professional staffing.
3. CDI changed reporting format at beginning of 2012.
4. Includes European Revenue.

Source: Company reports and Staffing Industry Analysts

Confidential Report – NOT for Distribution | ©2013 by Crain Communications Inc. All rights reserved.

MHH ... 1.5X industry Growth

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IT Growth Update – April 1, 2013

STAFFING INDUSTRY ANALYSTS

Trends in public companies' IT staffing revenue growth

• Kforce reported year-over-year growth of 3% in its technology flex revenue in 3Q12, and 4% in 4Q12. Sequentially, tech flex revenue was relatively flat through 2H12.

• Mastech Holdings reported year-over-year growth of 9% in its Wholesale IT and Retail IT Channel revenue in 3Q12, and growth of 10% in 4Q12. Sequentially, revenue was up 1% both quarters.

• On Assignment's Oxford segment reported year-over growth of 26% in 3Q12, and 27% in 4Q12. Sequentially, revenue was flat in 3Q12, and grew by 3% in 4Q12. Apex Systems, which On Assignment acquired in May 2012, reported revenue of $202.7 million in 3Q12, and $207.6 million in 4Q12, growing sequentially by 2%.

• RCM technologies reported that its IT Services revenue declined by 1% from the previous year in 3Q12, though grew 9% year-over-year in 4Q12. Sequentially, IT services revenue declined 8% in 3Q12, and grew by 11% in 4Q12.

x$1,000, except %	4Q11	1Q12	2Q12	3Q12	4Q12
Kforce -					
Technology Flex Revenue	**156,543**	**160,394**	**166,044**	**165,342**	**163,282**
y/y	*13%*	*15%*	*11%*	*3%*	*4%*
sequential	*-2%*	*2%*	*4%*	*0%*	*-1%*
Gr. Margin	*27.8%*	*25.3%*	*27.9%*	*28.4%*	*28.4%*
Mastech Holdings Inc. -					
Wholesale/Retail IT Chnl. Revenue	**21,100**	**21,900**	**22,600**	**22,829**	**23,171**
y/y	*12%*	*22%*	*13%*	*9%*	*10%*
sequential	*1%*	*4%*	*3%*	*1%*	*1%*
On Assignment -					
Oxford Revenue	**71,230**	**78,759**	**88,107**	**88,104**	**90,410**
y/y	*n/a*	*31%*	*35%*	*26%*	*27%*
sequential	*184%*	*11%*	*12%*	*0%*	*3%*
Gr. Margin	*35.8%*	*n/a*	*39.3%*	*35.5%*	*35.1%*
Apex Systems Revenue[5.]	**n/a**	**n/a**	**n/a**	**202,664**	**207,576**
y/y	*n/a*	*n/a*	*n/a*	*n/a*	*n/a*
sequential	*n/a*	*n/a*	*n/a*	*n/a*	*2%*
RCM Technologies -					
IT Services Revenue[6.]	**12,575**	**13,754**	**13,392**	**12,373**	**13,754**
y/y	*-19%*	*-10%*	*0%*	*-1%*	*9%*
sequential	*0%*	*9%*	*-3%*	*-8%*	*11%*
Robert Half -					
Technology Revenue[7.]	**112,981**	**115,637**	**119,576**	**121,028**	**120,217**
y/y	*23%*	*20%*	*14%*	*6%*	*6%*
sequential	*-1%*	*2%*	*3%*	*1%*	*-1%*

5. Acquired by On Assignment in May, 2012.
6. Includes IT solutions revenue.
7. Includes international revenue.

MHH ... 1.5X industry Growth

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Trends in MSP use

48%
34%
51%
41%
59%
52%
68%
67%
69%
59%
58%
54%
2007
2008
2009
2010
2011
2012
Core buyers
All buyers

Core buyers' use of MSP

Industry	In use	Plans	No plans
Finance/insurance	64%	9%	27%
Tech/telecom	62%	7%	31%
Energy/chemical	50%	17%	33%
Number of employees			
1,000-9,999	38%	15%	46%
10,000-29,999	70%	4%	26%
30,000-99,999	63%	13%	23%
100,000 or more	61%	13%	26%
Department			
HR	67%	3%	30%
Procurement	59%	17%	24%
Number of suppliers			
Up to 10 suppliers	41%	18%	41%
11-30 suppliers	50%	10%	40%
More than 30 suppliers	68%	10%	23%
CW spend			
Up to $29.9m	38%	23%	38%
$30m-$99.9m	58%	0%	42%
$100m-$199.9m	61%	17%	22%
$200m or more	58%	15%	27%
All buyers	**58%**	**12%**	**30%**

STAFFING INDUSTRY ANALYSTS
2012 Contingent Buyers Survey: VMS and MSP trends – September 12, 2012

Professional Procurement Services Enter the Fray...
(MSP / VMS)
MSP (managed service provider program)
•
5 yr penetration–All Buyers:  34% to 54%
•
5 yr penetration- Core
Buyers:
48% to 58%
•
Technology / Telecomm Industry: 62% in
use;  7% planned use   (69%)
•
All Large Scale (Fortune 1000):  60% in Use an
additional 10-15% planned use.